SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                Amendment No. 1
                                       to
                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 1, 1998


                             GROVE PROPERTY TRUST

            (Exact name of registrant as specified in its charter)


      Maryland                      1-13080           06-1391084
(State or other jurisdiction              (Commission       (IRS Employer
  of incorporation)                       File No.)         Identification
Number


                598 Asylum Avenue, Hartford, Connecticut 06105
            (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (860) 246-1126


                                     N/A
        (Former name or former address, if changed since last report)


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EXPLANATORY NOTE

     This Amendment No. 1 to the Current Report on Form 8-K the "Current Report" of Grove Property Trust a Maryland real estate investment trust, is being filed solely for the purpose of filing the exhibits to such Current Report which were not available in electronic format at the time of the filing thereof.


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

Item 7.  Financial Statements and Exhibits.

      (a) Financial statements of business acquired. (The following financial statements were filed with original 8K dated June 1, 1998 as part of the Current Report.

Freeport Properties
Combined Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 1998 (Unaudited) and for the Year Ended December 31, 1997.

Coachlight Village
Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 1998 (Unaudited) and for the Years Ended December 31, 1997, 1996 and 1995.

Village Park and Winchester Woods
Combined Statements of Revenues and Certain Expenses for the Three Months Ended March 31, 1998 (Unaudited) and for the Year Ended December 31, 1997.

      (b) Pro Forma Financial Statements. (The following financial statements were filed with original 8K dated June 1, 1998.)

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998. Pro Forma Condensed Consolidated Statements of Income for the Three Months Ended March 31, 1998 (Unaudited) and for the Year Ended December 31, 1997.

      (c) Exhibits.

Exhibit No.       Description

     2.1 Purchase and Sale Agreement dated January 12, 1998 between Freeport Merchants Limited Partnership and Grove Corporation, as Purchaser.

     2.2 Contribution Agreement dated March 15, 1998 between A.N.E. Associates, Limited Partnership and Grove Operating L.P., as Purchaser.

     2.3 Purchase and Sale Agreement dated March 26, 1998 between Village Park Holding Company, LLC and Village Park Holding Company II, LLC; and Grove Corporation as Purchaser.



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

                                 Exhibit Index
                                 -------------

Exhibit No.       Description

     2.1 Purchase and Sale Agreement dated January 12, 1998 between Freeport Merchants Limited Partnership and Grove Corporation, as Purchaser.

     2.2 Contribution Agreement dated as of March 15, 1998 between A.N.E. Associates, Limited Partnership and Operating L.P., as Purchaser.

     2.3 Purchase and Sale Agreement dated March 26, between Village Park Holding Company, LLC and Village Park Holding Company II, LLC; and Grove Corporation as Purchaser.


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



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  GROVE PROPERTY TRUST


Date: July 23, 1998                                By:/s/Joseph R. LaBrosse
                                               ----------------------------
                                                     Joseph R. LaBrosse
                                                     Cheif Financial Officer